UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2019

AMERISERV FINANCIAL, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-11204	25-1424278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Main & Franklin Streets Johnstown, Pennsylvania		15901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (814) 533-5300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of the shareholders of AmeriServ Financial, Inc. was held on April 23, 2019. At the Annual Meeting, there were present in person or by proxy 15,863,041 shares of the Company’s common stock, representing approximately 90.09% of the total outstanding eligible shares. The proposals considered at the Annual Meeting and the voting results on each matter were as follows:

Proposal #1 Election of Class III directors for three year terms expiring in 2022.	FOR	WITHHELD	BROKER NON-VOTES	% Voted For

Craig G. Ford	9,577,325	1,392,387	4,893,329	87.31%
Kim W. Kunkle	9,575,837	1,393,875	4,893,329	87.29%
Jeffrey A. Stopko	9,786,575	1,183,137	4,893,329	89.21%

Proposal #2	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% Voted For
Ratification of the appointment of S.R. Snodgrass PC as our independent registered public accounting firm.	15,493,501	209,746	159,794	0	97.67%

Proposal #3	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% Voted For
Waiver of the director age restriction provision of the bylaws with respect to Craig G. Ford.	9,653,634	1,120,632	195,446	4,893,329	88.00%

Proposal #4	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% Voted For
An advisory (non-binding) vote to approve the compensation of the named executive officers.	10,253,066	592,231	124,415	4,893,329	93.46%

Proposal #5	3 YEARS	2 YEARS	1 YEAR	ABSTAIN	BROKER NON-VOTES
An advisory vote on the frequency of future advisory votes on the compensation of the named executive officers.	2,363,246	104,416	8,401,855	100,195	4,893,329

Based on the voting results of Proposal #5, and consistent with the recommendation of the Board of Directors, the Company intends to include the advisory vote on the compensation of the Company’s named executive officers every year.

Item 7.01 Regulation FD Disclosure

AmeriServ Financial, Inc. posted a new investor presentation on its Investor Relations website at http://investors.ameriserv.com/Presentations. This investor presentation, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for any purpose.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Slide presentation utilized at the Annual Shareholders meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, INC.

Dated: April 25, 2019	By:	/s/ Michael D. Lynch
Michael D. Lynch
SVP & CFO